Exhibit 10.1

[***] = Certain information, marked by brackets, has been excluded from this exhibit because such information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

CONFIDENTIAL

Execution Version

AMENDMENT NO. 2

TO

AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT

THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT (the “Amendment”) is made as of June 3, 2019 (“Amendment Effective Date”), by and between The Board of Trustees of the Leland Stanford Junior University, an institution of higher education having powers under the laws of the State of California (“Stanford”), and LogicBio Therapeutics, Inc., a Delaware corporation (“LogicBio”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Exclusive (Equity) Agreement, dated as of January 31, 2018, by and between Stanford and LogicBio, as amended by that certain Amendment No. 1 to Amended and Restated Exclusive (Equity) Agreement, dated as of May 3, 2018 (the “Original Agreement,” and as amended by this Amendment, the “Agreement”).

RECITALS

WHEREAS, the Parties desire to revise the definition of Biological Materials in the Original Agreement and revise certain timelines and diligence milestones set forth in the Original Agreement, all as set forth in this Amendment;

WHEREAS, pursuant to Section 19.4 of the Original Agreement, the Original Agreement may be amended in writing executed by authorized representatives of Stanford and LogicBio; and

WHEREAS, in accordance with Section 19.4 of the Original Agreement, Stanford and LogicBio desire to amend the Agreement in the manner provided herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Stanford and LogicBio hereby agree as follows:

1.	Amendment of Agreement.

a.

The Agreement is hereby amended by deleting the street address “700 Main Street” appearing in the first paragraph of the Agreement and in Section 18.2 of the Agreement and inserting in place thereof the street address “99 Erie Street”.

b.	Section 2.2 of the Agreement is hereby amended and restated as follows:

“Biological Material” means (a) pAAV-DJ and pHelper vectors, (b) NP59 Capsid, (c) LK03 Capsid, (d) pAB269, (e) pAB270, (f) pAB288 and (g) pAB325 ((d)-(g) described in Stanford Docket 16-095), in each case to be provided by Stanford to LogicBio under this Agreement.

c.	Section 2.32 of the Agreement is hereby amended by:

i.

deleting the words “the diagnosis, prevention or treatment of human disease via genome editing without a nuclease” appearing in Section 2.32(A)(1) therein and inserting in place thereof the words “the diagnosis, prevention or treatment of human disease, including, for clarity, hemophilia A and Alpha-1 antitrypsin disease, via genome editing without a nuclease”.

ii.	deleting the words “[***]” appearing therein and inserting in place thereof the words “[***]”.

d.

Section 3.1(A)(2) of the Agreement is hereby amended by including the following as the final sentence of the Agreement: “For clarity, the license is Exclusive for the GT Licensed Patents with respect to any indication that is then included within the Tissue Field of Use, regardless of whether such indication is also included within the Non-Exclusive Field of Use.”

e.	Section 3.3 of the Agreement is hereby amended by deleting the words “[***]” appearing therein and inserting in place thereof the words “[***]”.

f.	Section 6.3 of the Agreement is hereby amended by deleting the words “first anniversary” appearing therein and inserting in place thereof the words “second anniversary”.

g.	Appendix C – Milestones of the Agreement is hereby amended by replacing Appendix C of the Agreement with the Appendix A of this Amendment.

h.	Appendix E – Technology of the Agreement is hereby deleted in its entirety and replaced with Appendix B of this Amendment.

2.	Payment. LogicBio will pay to Stanford a noncreditable, nonrefundable fee of Twenty Thousand Dollars ($20,000) within [***] business days of the Amendment Effective Date.

3.

Continued Validity of Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

4.

Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

5.

Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

6.

Electronic Copy. This parties to this Amendment agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

[Signature Pages to Follow]

2

The parties execute this Amendment in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature: /s/ Mona Wan (Jun 21, 2019)

Name: Mona Wan

Title:   Associate Director

LOGICBIO THERAPEUTICS, INC.

Signature: /s/ Frederic Chereau

Name: Frederic Chereau

Title:   Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT

Appendix A

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]
7.	[***]
8.	[***]
9.	[***]
10.	[***]

Product 2

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]

Product 3 for [***] indication

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]

[***] Field Milestones

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]
7.	[***]
8.	[***]

Appendix B

[***]